UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  September 29, 2008
(Date of Earliest Event Reported):  (June 10, 2008)
Commission file number 1-9735

BERRY PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE	77-0079387
(State of incorporation or organization)	(I.R.S. Employer Identification Number)
1999 Broadway
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (303) 999-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES:

On July 16, 2008, Berry Petroleum Company (“Berry” or “Company”) filed a Form 8-K  (the “Report”) announcing that on July 15, 2008 Berry closed its previously announced Purchase and Sale Agreements with O’Brien Resources, LLC, SEPCO II, LLC, Liberty Energy, LLC, Crow Horizons Company, and O’Brien II, LP (collectively referred to as “O’Brien”) to acquire their interests in natural gas producing properties on 4,500 net acres in Limestone and Harrison Counties of East Texas for approximately $653 million including closing adjustments. The Report is hereby amended to include Item 9.01 Financial Statements and Exhibits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The Unaudited Statements of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties  purchased by Berry from O’Brien for the three and six months ended June 30, 2008 and 2007 and the related notes thereto, and the Audited Statements of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties  purchased by Berry from O’Brien for the years ended December 31, 2007 and 2006, and the related notes thereto, together with the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are attached hereto as Exhibits 99.3 and 99.4.

(b)PRO FORMA FINANCIAL INFORMATION.

Unaudited Pro Forma Condensed Combined Statements of Income of Berry Petroleum Company, for the six months ended June 30, 2008 and for the year ended December 31, 2007, the Unaudited Pro Forma Condensed Combined Balance Sheet of Berry Petroleum Company, as of June 30, 2008, and the related notes thereto, show the pro forma effects of Berry's acquisition of the O’Brien Properties. Copies of such pro forma financial statements are attached hereto as Exhibit 99.5.

INDEX TO EXHIBITS
(d)      EXHIBITS.

EXHIBIT NO.        DESCRIPTION
------------------        -------------------

*23.1	Consent of Independent Registered Public Accounting Firm.

**99.1
Purchase and Sale Agreement Between O’Brien Resources, LLC, Sepco II, LLC, Liberty Energy, LLC, Crow Horizons Company and O’Benco II LP collectively as Seller and Berry Petroleum Company as Purchaser, dated June 10, 2008 (filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008 File No. 1-09735).

**99.2
Overriding Royalty Purchase Agreement between O’Brien Resources, LLC, as Seller and Berry Petroleum Company, as Purchaser, dated as of June 10, 2008 (filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008 File No. 1-09735).

*99.3
Unaudited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "O’Brien Properties") purchased by Berry Petroleum Company from O’Brien, for the three and six months ended June 30, 2008 and 2007, and the related notes thereto.

*99.4
Audited Statements of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the " O’Brien Properties") purchased by Berry Petroleum Company from O’Brien, for the years ended December 31, 2007 and 2006, and the related notes thereto, together with the Report of Pricewaterhouse Coopers, LLP, independent registered public accounting firm, concerning the Statement and related notes.

*99.5
Unaudited Pro Forma Condensed Combined Statements of Income of Berry Petroleum Company for the six months ended June 30, 2008 and for the year ended December 31, 2007, the Unaudited Pro Forma Condensed Combined Balance Sheet of Berry Petroleum Company, as of June 30, 2008, and the related notes thereto, to show the pro forma effects of Berry's acquisition of the O’Brien Properties.

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*      filed herewith
**     previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               BERRY PETROLEUM COMPANY

Date: September 29, 2008                                                             /s/ Kenneth A. Olson
                                                                                               -------------------------------------------
                                                                                               Kenneth A. Olson
                                                                                               Corporate Secretary